UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2025
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Mirum Pharmaceuticals, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38981	83-1281555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

989 East Hillsdale Boulevard Suite 300
Foster City, California		94404
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 667-4085
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MIRM	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On November 17, 2025, Mirum Pharmaceuticals, Inc. (the “Company”) received a Paragraph IV Certification Notice Letter (the “Notice Letter”) from Sandoz, Inc. (“Sandoz”) providing notification to the Company that Sandoz has submitted an Abbreviated New Drug Application (“ANDA”) to the U.S. Food and Drug Administration (“FDA”) seeking approval to manufacture, use or sell a generic version of Livmarli® (maralixibat).
In the Notice Letter, Sandoz alleges that five of the patents listed in the FDA Orange Book for Livmarli, U.S. Patent Numbers 11,229,647, 11,260,053, 11,376,251, 11,497,745 and 11,918,578, are invalid, unenforceable or will not be infringed by Sandoz’s manufacture, use or sale of the generic product described in its ANDA submission.
Under the Food and Drug Cosmetic Act, as amended by the Drug Price Competition and Patent Term Restoration Act of 1984, as amended, after receipt of a valid Paragraph IV Notice Letter, the Company may bring a patent infringement suit against Sandoz. If such suit is commenced within 45 days of receipt of the Notice Letter, this triggers an automatic 30-month stay, which would prevent the FDA from issuing final approval of Sandoz’s ANDA until the expiration of the stay.
The Company expects to receive additional Paragraph IV Certification Notice Letters in the future from ANDA filers seeking approval of a generic version of Livmarli.
The Company intends to vigorously defend and enforce its intellectual property rights relating to Livmarli and plans to promptly file a patent infringement suit against Sandoz and any other ANDA filer with respect to Livmarli, seeking, among other remedies, a permanent injunction to prevent such parties from introducing a generic version of Livmarli that would infringe the Company’s patents.
Forward-Looking Statements
Statements contained in this report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding, among other things, the Company’s intention to defend and enforce its intellectual property rights relating to Livmarli and file a lawsuit against Sandoz and any other ANDA filer, and the expectation of receiving additional Paragraph IV Certification Notice Letters. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “intend,” “may,” “potential,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon Mirum’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with Mirum’s business in general, the impact of geopolitical and macroeconomic events, and the other risks described in Mirum’s Annual Report for the year ended December 31, 2024, filed with the Securities and Exchange Commission on February 26, 2025, and subsequent filings with the Securities and Exchange Commission, which are available at www.sec.gov. All forward-looking statements contained in this report speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. Mirum undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mirum Pharmaceuticals, Inc.

Date: November 17, 2025	By:	/s/ Christopher Peetz
Christopher Peetz
Chief Executive Officer